SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (date of earliest event reported):
                                 March 18, 1998

                  The Originators listed below under the Sale and Servicing Agreement, dated as of February 28, 1998, pursuant to which a portfolio of residential loans have been contributed to The Money Store Residential Trust 1998-I, which is issuing those certain Asset-Backed Notes, Series 1998-I, under that certain Indenture dated as of February 28, 1998.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.


             (Exact name of registrant as specified in its charter)

     *                            333-32775                           *
(State or other               (Commission File                (IRS Employer ID
jurisdiction of                   Number)                         Number)
incorporation)                -----------------
                             *--See Schedule A


2840 MORRIS AVENUE, UNION, NEW JERSEY                   07083
(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                             (908) 686-2000

                                       N/A


          (Former name or former address, if changed since last report)

                                   SCHEDULE A


                                                                  IRS
                                          State                 Employer
                                           of                Identification
 REGISTRANT                            INCORPORATION             NUMBER

TMS Mortgage Inc.                       New Jersey             22-3217781
The Money Store/D.C. Inc.                  D.C.                22-2133027
The Money Store/Minnesota Inc.          Minnesota              22-3003495
The Money Store Home Equity              Kentucky              22-2522232
Corp.
The Money Store/Kentucky Inc.            Kentucky              22-2459832

Item 5.   OTHER EVENTS

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials and ABS Term Sheets (as defined below) of Lehman Brothers Inc.(the "Underwriter") in connection with the issuance by The Money Store Residential Trust 1998-I of those certain Asset-Backed Notes, which are backed by that portfolio of residential loans being purchased from the above-referenced Originators. The terms "Computational Materials" and "ABS Term Sheets" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

              EXHIBIT NO.

                  99.1 Computational Materials and ABS Term Sheets of Lehman Brothers Inc.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TMS MORTGAGE INC.
                                     THE MONEY STORE/D.C. INC.
                                     THE MONEY STORE/MINNESOTA INC.
                                     THE MONEY STORE HOME EQUITY CORP.
                                     THE MONEY STORE/KENTUCKY INC.


                                     By: /S/ MICHAEL BENOFF
                                     Name: Michael Benoff
                                     Title: Senior Vice President



Dated: March 18, 1998

                                  EXHIBIT INDEX

EXHIBIT



99.1              Computational Materials and ABS Term
                  Sheets of Lehman Brothers Inc.